UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): December 31, 2015

SWIFT ENERGY COMPANY
(Exact name of Registrant as specified in its charter)

Texas	1-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17001 Northchase Drive, Suite 100
Houston, Texas 77060
(Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number)

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously reported by Swift Energy Company (the “Company”) in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on January 4, 2016 (the “Filing 8-K”), the Company and certain of its subsidiaries (collectively, the “Debtors”), filed voluntary petitions (the cases commenced thereby, the “Chapter 11 Cases”) seeking relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “ Bankruptcy Court”) under the caption In re Swift Energy Company, et al (Case No. 15-12670). In connection with the Chapter 11 Cases, on January 6, 2016, the Debtors entered into a Debtor-in-Possession Credit Agreement (the “DIP Credit Agreement”), by and among the Company, as borrower, certain of the other Debtors as guarantors, the lenders party thereto, which consist of certain of the Noteholders (as defined below) (the “DIP Lenders”) and Cantor Fitzgerald Securities, as administrative agent for the DIP Lenders and as collateral agent. The Company is filing the DIP Credit Agreement, attached as Exhibit 10.1 to this Report, which contains the conformed signatures of the parties to the DIP Credit Agreement.

On January 11, 2016, the Company filed with the Bankruptcy Court financing syndication procedures for its previously disclosed DIP Credit Agreement. The financing syndication process under the DIP Credit Agreement provides the Noteholders who are not yet DIP Lenders the opportunity to participate in the DIP Credit Agreement financing pursuant to the terms and conditions disclosed in the Filing 8-K. The filing with the Bankruptcy Court and the financing syndication procedures are attached hereto as Exhibit 99.1 and incorporated herein by reference.

As used herein, the term “Noteholders” means holders of the Company’s (a) 7-1/8% senior unsecured notes due on June 1, 2017, (b) 8-7/8% senior unsecured notes due on January 15, 2020 and (c) 7-7/8% senior unsecured notes due on March 1, 2022.

Item 9.01 Financial Statements and Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
10.1	Debtor-In-Possession Credit Agreement dated January 6, 2015.
99.1	Syndication Procedures, dated January 11, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned duly authorized.
Date: January 11, 2016

Swift Energy Company
By:	/s/ Terry E. Swift
Terry E. Swift Chairman, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description
10.1	Debtor-In-Possession Credit Agreement dated January 6, 2015.
99.1	Syndication Procedures, dated January 11, 2016.

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